Section 4: EX - 99.2 (SUPPLEMENTAL INFORMATION FOR THE THREE MONTHS ENDED MARCH 31, 2013)

Exhibit 99.2

1Q | 2013

Supplemental Information

FURNISHED AS OF MAY 1, 2013 (UNAUDITED)

Table of Contents

3	Corporate Information

5	Historical Reconciliation of FFO

6	Selected Financial Statement Information

7	Property Progression

8	Investment Activity

9	Investment by Type and Geographic Location

10	Square Feet by Geography

11	Square Feet by Type, Provider and Building Size

12	Lease Maturity and Tenant Size

13	Occupancy Information

14	Leasing Statistics

15	Same Store Properties

16	Components of Net Asset Value

17	Components of Expected 2013 FFO
Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

Forward looking statements and risk factors:
This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” “components of expected 2013 FFO,” and other comparable terms and in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2012 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEALTHCARE REALTY I 2	1Q I 2013 SUPPLEMENTAL INFORMATION

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $3.0 billion in 205 real estate properties and mortgages as of March 31, 2013. The Company’s 200 owned real estate properties are located in 28 states and total approximately 13.5 million square feet. The Company provided property management services to approximately 10.1 million square feet nationwide.

A |	Corporate Headquarters
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com

B |	Executive Officers

David R. Emery	Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
Scott W. Holmes	Executive Vice President and Chief Financial Officer
Todd J. Meredith	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

C |	Board of Directors

David R. Emery	Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D.	Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D.	Former Chief Executive Officer, Piedmont Clinic (Retired)
Batey M. Gresham, Jr.	Founder, Gresham Smith & Partners (Retired)
Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton	President and Chief Executive Officer, Inova Health System
Bruce D. Sullivan	Former Audit Partner, Ernst & Young LLP (Retired)
Roger O. West	Former General Counsel, Healthcare Realty Trust Incorporated (Retired)
Dan S. Wilford	Former President and Chief Executive Officer, Memorial Hermann Healthcare System (Retired)

HEALTHCARE REALTY I 3	1Q I 2013 SUPPLEMENTAL INFORMATION

Corporate Information

D |	Professional Services
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP
414 Union Street, Suite 1800, Nashville, Tennessee 37219
TRANSFER AGENT
Wells Fargo N.A., Shareowner Services
1110 Centre Pointe Curve, Suite 101, Mendota Heights, MN 55120-4100

E |	Stock Exchange, Symbol and CUSIP Number

SECURITY DESCRIPTION	STOCK EXCHANGE	SYMBOL	CUSIP NUMBER
Common Stock	NYSE	HR	421946104
Senior Notes due 2017	OTC	HR	42225BAA4
Senior Notes due 2021	OTC	HR	421946AG9
Senior Notes due 2023	OTC	HR	421946AH7

F |	Dividend Reinvestment Plan
Through the Company’s transfer agent, Wells Fargo, named shareholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

G |	Direct Deposit of Dividends
Direct deposit of dividends is offered as a convenience to shareholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

H |	Dividends Declared
On April 30, 2013, the Company declared a dividend of $0.30 per share, payable on May 31, 2013 to stockholders of record on May 16, 2013.

I |	Analyst Coverage

BMO Capital Markets Corp.	JMP Securities LLC

Cowen & Co. LLC	KeyBanc Capital Markets Inc.

Deutsche Bank Securities Inc.	RBC Capital Markets Corp

Goldman Sachs	Sandler O’Neil & Partners LP

Green Street Advisors, Inc.	Stifel Nicolaus & Co

J.J.B. Hilliard W.L. Lyons LLC	SunTrust Robinson Humphrey

J.P. Morgan Securities LLC	Wells Fargo Securities LLC

HEALTHCARE REALTY I 4	1Q I 2013 SUPPLEMENTAL INFORMATION

Historical Reconciliation of FFO (1) (2)
(amounts in thousands, except for share data)

	2013	2012
	Q1	Q4	Q3	Q2	Q1
Net Income (Loss) Attributable to Common Stockholders	($999)	($6,391)	$5,815	$2,908	$3,134
Gain on sales of real estate properties	—	(1,177)	(6,265)	(3)	(3,428)
Impairments	3,630	7,712	2,860	167	4,170
Real estate depreciation and amortization	23,958	24,932	23,336	23,467	23,428
Total adjustments	27,588	31,467	19,931	23,631	24,170
Funds from Operations	$26,589	$25,076	$25,746	$26,539	$27,304
Write-off of deferred financing costs upon amendment of line of credit facility	252	—	—	—	—
Acquisition costs	219	385	—	—	109
Interest incurred related to the timing of issuance/redemption of senior notes	188	—	—	—	—
Severance costs included in general and administrative expenses	609	—	—	—	—
Amounts paid in settlement of a brokerage claim on a 2010 real estate acquisition	—	1,100	—	—	—
Termination fee received upon disposal of a real estate asset	—	—	—	—	(1,500)
Normalized Funds from Operations	$27,857	$26,561	$25,746	$26,539	$25,913
Funds from Operations per Common Share—Diluted	$0.30	$0.29	$0.33	$0.34	$0.35
Normalized Funds from Operations Per Common Share—Diluted	$0.32	$0.31	$0.33	$0.34	$0.33
Weighted Average Common Shares Outstanding—Diluted	88,382	87,049	78,021	77,712	77,641

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO does not represent cash generated from operating activities determined in accordance with accounting principals generally accepted in the United States of America and are not necessarily indicative of cash available to fund cash needs. FFO should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

HEALTHCARE REALTY I 5	1Q I 2013 SUPPLEMENTAL INFORMATION

Selected Financial Statement Information
(dollars in thousands)

SELECTED BALANCE SHEET INFORMATION
	2013	2012				2011
	Q1	Q4	Q3	Q2	Q1	Q4
Real estate properties, gross (1)	$2,813,980	$2,831,684	$2,745,393	$2,768,273	$2,792,768	$2,788,618
Real estate properties, net (1)	2,216,546	2,244,959	2,187,442	2,222,596	2,252,407	2,271,871
Construction in progress	—	—	—	9,009	10,864	61,152
Land held for development	17,054	25,171	25,171	25,171	25,171	25,176
Mortgage notes receivable	190,134	162,191	141,107	118,059	112,767	97,381
Assets held for sale and discontinued operations, net	22,297	3,337	11,550	12,921	13,762	28,650
Total assets	2,655,250	2,539,972	2,470,776	2,472,324	2,503,654	2,521,022
Notes and bonds payable	1,415,119	1,293,044	1,212,615	1,395,600	1,418,571	1,393,537
Total equity	1,136,616	1,120,944	1,151,067	966,195	985,727	1,004,806

SUMMARY OF INDEBTEDNESS
	Quarterly Interest Expense	Balance as of 3/31/2013	Weighted Months to Maturity	Effective Interest Rate
Senior Notes due 2014, net of discount (2)	$3,431	$264,561	—	5.19%
Senior Notes due 2017, net of discount	4,943	298,796	46	6.62%
Senior Notes due 2021, net of discount	5,816	397,373	94	5.86%
Senior Notes due 2023, net of discount	133	247,950	121	3.85%
Total Senior Notes Outstanding	14,323	1,208,680	85	5.49%
Unsecured credit facility due 2017	507	—	49	1.60%
Mortgage notes payable, net	3,474	206,439	47	6.21%
Total Outstanding Notes and Bonds Payable	$18,304	$1,415,119	64	5.59%
Cash on hand		(94,171)
Net Debt		$1,320,948
Interest cost capitalization	(107)
Deferred financing costs	1,029
Unsecured credit facility fee	569
Total Quarterly Interest Expense	$19,795

REVENUES AND PROPERTY OPERATING EXPENSES (3)
	2013	2012				2011
	Q1	Q4	Q3	Q2	Q1	Q4
Property operating income	$62,492	$62,125	$60,787	$60,466	$58,484	$58,015
Single-tenant net lease	13,851	13,024	12,571	12,542	11,917	11,894
Straight-line rent	1,848	1,262	1,607	1,336	1,698	1,262
Rental income	78,191	76,411	74,965	74,344	72,099	71,171
Mortgage interest	2,937	2,611	2,244	2,039	2,292	1,723
Other operating	1,456	1,442	1,522	1,370	1,774	1,509
Total Revenues	$82,584	$80,464	$78,731	$77,753	$76,165	$74,403
Property operating expense	$29,826	$30,081	$29,931	$29,196	$28,285	$28,175

(1)	Includes construction in progress and land held for development.

(2)	Outstanding bonds were repaid on April 18, 2013.

(3)	Prior periods have been restated to conform to the current period presentation for assets classified as held for sale and discontinued operations.

HEALTHCARE REALTY I 6	1Q I 2013 SUPPLEMENTAL INFORMATION

Property Progression

REAL ESTATE PROPERTIES AND MORTGAGES
	Beginning of Period	Net Change	End of Period
Stabilized
Multi-tenant (1) (2) (3)	130	1	131
Single-tenant net lease (4)	41	(2)	39
SIP	12	—	12
CIP	—	—	—
Mortgages (5)	4	1	5
Reposition (3)	19	(1)	18
Balance	206	(1)	205
Assets held for sale (2) (4)	1	3	4
Unconsolidated JV	1	—	1

(1)	The Company purchased a medical office building in Tennessee.

(2)	The Company reclassified a medical office building to held for sale from stabilized, multi-tenant.

(3)	The Company reclassified a medical office building from reposition to stabilized, multi-tenant.

(4)	The Company reclassified two inpatient rehabilitation facilities in Alabama and Florida to held for sale.

(5)	The Company financed the sale of a parcel of land owned by the Company.

HEALTHCARE REALTY I 7	1Q I 2013 SUPPLEMENTAL INFORMATION

Investment Activity
(dollars in thousands)

2013 INVESTMENT ACTIVITY (1)
Location	Property Type	Investment Type	Closing	Investment at Acquisition	Approximate Square Feet	Aggregate Leased %
Germantown, TN	MOB	Acquisition	1/29/2013	$15,678	52,225	100%
Total				$15,678	52,225	100%

HISTORICAL INVESTMENT ACTIVITY
	Acquisitions (2)	Mortgage Funding	Construction Mortgage Funding	Development Funding	Total Investments	Dispositions
2009	$70,664	$9,900	$10,616	$85,120	$176,300	$106,688
2010	301,600	3,700	20,740	63,301	389,341	34,708
2011	150,312	40,000	61,931	79,375	331,618	22,700
2012	94,951	—	78,297	5,608	178,856	91,384
2013	15,678	—	24,304	—	39,982	4,984
Total	$633,205	$53,600	$195,888	$233,404	$1,116,097	$260,464
% of Total	62.1%	3.6%	13.9%	20.4%	100.0%

DEVELOPMENT PROPERTIES
	Properties	Amount Funded 1Q 2013	Total Amount Funded Through 3/31/2013	Approximate Square Feet	Aggregate Leased %	1Q 2013 Adjusted Aggregate NOI/Interest (3)	Estimated Remaining Fundings
Construction mortgage loans	2	$24,304	$142,745	386,000	100%	$2,094	$59,869
Stabilization in progress	12	3,509	409,450	1,282,716	65%	1,348	40,000
Total	14	$27,813	$552,195	1,668,716	73%	$3,442

(1)	Refer to 2013 Form 10-Q Footnote 2 for more information on the Company’s acquisitions.

(2)	Net of mortgage notes receivable payoffs upon acquisition.

(3)	Aggregate NOI and adjusted NOI for the first quarter of 2013 for the properties in stabilization was approximately $1.3 million.

HEALTHCARE REALTY I 8	1Q I 2013 SUPPLEMENTAL INFORMATION

Investment by Type and Geographic Location (1)
(dollars in thousands)

	MOB/OUTPATIENT (83.1%)		INPATIENT (14.0%)			OTHER (2.9%)
	Properties	Mortgages	Rehab	Surgical	Mortgages	Other	Mortgages	Total	% of Total
Texas	$649,277	$3,666	$54,191	$92,000	$—	$—	$—	$799,134	26.7%
Virginia	191,669					11,839		203,508	6.8%
Tennessee	190,235					7,874		198,109	6.6%
North Carolina	149,440							149,440	5.0%
Washington	147,767							147,767	4.9%
Indiana	100,106			43,406		3,790		147,302	4.9%
Iowa	99,801						39,973	139,774	4.7%
Colorado	136,671							136,671	4.6%
Pennsylvania	10,798		120,422					131,220	4.4%
California	114,983		12,688					127,671	4.2%
Missouri	43,557				76,339			119,896	4.0%
Hawaii	119,575							119,575	4.0%
Florida	98,178	3,750						101,928	3.4%
Arizona	76,340		16,012					92,352	3.1%
Oklahoma		66,406						66,406	2.2%
Illinois	63,928							63,928	2.1%
Michigan	22,503					13,105		35,608	1.2%
Alabama	21,687					9,782		31,469	1.1%
Washington, DC	29,932							29,932	1.0%
Other (10 states)	130,249							130,249	4.5%
Sub-total	$2,396,696	$73,822	$203,313	$135,406	$76,339	$46,390	$39,973	$2,971,939	99.4%
Land held for development								17,054	0.6%
Total Investments	$2,396,696	$73,822	$203,313	$135,406	$76,339	$46,390	$39,973	$2,988,993	100.0%
Percent of $ Invested	80.6%	2.5%	6.8%	4.6%	2.6%	1.6%	1.3%	100.0%
Number of Investments	177	3	11	2	1	10	1	205

(1)	Excludes gross assets held for sale, one unconsolidated joint venture and corporate property.

HEALTHCARE REALTY I 9	1Q I 2013 SUPPLEMENTAL INFORMATION

Square Feet by Geography (1)

BY STATE, OWNED PROPERTIES
	Number of Properties	Managed by HR	Managed by Third Party	Single-Tenant Net Leases	Total	Percent
Texas	49	3,264,487	398,947	323,126	3,986,560	29.5%
Tennessee	17	1,334,134		75,000	1,409,134	10.4%
Virginia	15	553,532	136,427	334,454	1,024,413	7.6%
North Carolina	15	747,603			747,603	5.5%
Indiana	6		382,695	205,499	588,194	4.4%
California	10	488,371		63,000	551,371	4.1%
Colorado	7	540,051			540,051	4.0%
Pennsylvania	7			532,520	532,520	4.0%
Florida	9	256,302	206,139	45,548	507,989	3.8%
Washington	6	311,824		159,071	470,895	3.5%
Arizona	10	382,045		51,903	433,948	3.2%
Iowa	8	233,413		178,267	411,680	3.1%
Illinois	4	243,491		110,000	353,491	2.6%
Michigan	8	199,749		121,672	321,421	2.4%
Hawaii	3	298,427			298,427	2.2%
Alabama	5	120,192	139,887		260,079	1.9%
Missouri	5	177,039		13,478	190,517	1.4%
Washington, DC	2	182,836			182,836	1.4%
Louisiana	2		136,155		136,155	1.0%
Other (9 states)	12	339,067	131,361	79,034	549,462	4.0%
Total	200	9,672,563	1,531,611	2,292,572	13,496,746	100.0%

BY MARKET
		Square Feet	Percent			Square Feet	Percent
1	Dallas-Ft. Worth, TX	2,314,184	17.1%	12	Des Moines, IA	411,680	3.1%
2	Nashville, TN	794,912	5.9%	13	Seattle-Bellevue, WA	379,334	2.8%
3	Charlotte, NC	787,404	5.8%	14	Chicago, IL	353,491	2.6%
4	San Antonio, TX	689,764	5.1%	15	Honolulu, HI	298,427	2.2%
5	Houston, TX	649,392	4.8%	16	Phoenix, AZ	288,511	2.1%
6	Indianapolis, IN	558,694	4.1%	17	Austin, TX	272,220	2.0%
7	Richmond, VA	558,209	4.1%	18	Washington, DC	241,739	1.8%
8	Los Angeles, CA	551,371	4.1%	19	Miami, FL	215,980	1.6%
9	Denver-Colorado Springs, CO	540,051	4.0%	20	Detroit, MI	211,057	1.6%
10	Memphis, TN	515,876	3.8%		Other (35 Markets)	2,398,246	17.9%
11	Roanoke, VA	466,204	3.5%		Total	13,496,746	100.0%

ON/OFF CAMPUS
	2013	2012				2011
	1Q	4Q	3Q	2Q	1Q	4Q
On/adjacent	77%	78%	78%	77%	75%	74%
Off (2)	23%	22%	22%	23%	25%	26%
	100%	100%	100%	100%	100%	100%

(1)	Mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale are excluded.

(2)	Approximately 42% of the off-campus square feet are anchored by a hospital system.

HEALTHCARE REALTY I 10	1Q I 2013 SUPPLEMENTAL INFORMATION

Square Feet by Type, Provider and Building Size (1)

BY FACILITY TYPE
	Managed by HR	Managed by Third Party	Single-Tenant Net Leases	Total	Percent of Total	Third Party Managed by HR	Total
Medical Office/Outpatient	9,672,563	1,275,890	1,025,840	11,974,293	88.7%	443,886	12,418,179
Inpatient Rehab			750,390	750,390	5.6%		750,390
Inpatient Surgical			273,770	273,770	2.0%		273,770
Other		255,721	242,572	498,293	3.7%		498,293
Total Square Feet	9,672,563	1,531,611	2,292,572	13,496,746	100.0%	443,886	13,940,632
Percent of Total Square Footage	71.7%	11.3%	17.0%	100.0%
Total Number of Properties	141	19	40	200

BY PROVIDER
Top Providers	Credit Rating	Associated Buildings (2)	Associated SF (2)	% of Total SF (3)	Leased SF Total	% of Total SF
Baylor Health System	AA-/Aa3	25	2,168,819	16.1%	1,013,846	7.5%
Ascension Health	AA+/Aa1	15	1,021,838	7.6%	334,284	2.5%
HCA	B+/B1	14	863,596	6.4%	422,227	3.1%
Carolinas Health System	--/Aa3	16	787,404	5.8%	615,245	4.6%
Catholic Health Initiative	AA-/Aa3	12	740,723	5.5%	457,242	3.4%
Bon Secours Health System	A-/A3	7	548,209	4.1%	219,989	1.6%
HealthSouth	BB-/Ba3	7	502,778	3.7%	502,778	3.1%
Tenet Healthcare Corporation	B/B1	8	481,077	3.6%	138,822	1.0%
Baptist Memorial Hospital	AA/--	5	424,306	3.1%	41,242	0.3%
Indiana University Hospital	AAA/A1	3	382,695	2.8%	192,929	1.4%
Vanguard Health System	B/B2	3	278,007	2.1%	38,743	0.3%
Medstar	A-/A2	3	241,739	1.8%	113,612	0.8%
Advocate Health Care	AA/Aa2	2	238,391	1.8%	58,157	0.4%
Memorial Hermann	A+/A1	4	206,090	1.5%	82,686	0.6%
Scott and White	A/A1	2	206,125	1.5%	203,601	1.5%
St. Luke's Episcopal Health	AA-/--	2	192,857	1.4%	19,956	0.1%
Overlake Hospital	A-/A2	1	191,051	1.4%	67,125	0.5%
University of Colorado Health	A+/A1	3	194,949	1.4%	39,478	0.3%
Hawaii Pacific Health	A-/A3	2	173,502	1.3%	36,531	0.3%
OrthoIndy	N/R	2	175,999	1.3%	175,999	1.3%
Other- Credit Rated		14	658,821	4.9%
Total - Credit Rated		148	10,502,977	77.8%
Total		200	13,496,746	100.0%

BY BUILDING SQUARE FEET
Size Range by Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	42.4%	5,718,915	139,486	41
<100,000 and >75,000	23.9%	3,224,035	84,843	38
<75,000 and >50,000	18.4%	2,489,640	62,241	40
<50,000	15.3%	2,064,156	25,483	81
Total	100.0%	13,496,746	67,484	200

(1)	Excludes mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale.

(2)	Associated buildings and square footage refers to on-campus, adjacent or off-campus/affiliated properties associated with these healthcare providers.

(3)	Based on square footage, 77.8% of HR's portfolio is affiliated with a credit rated healthcare provider and 59.5% is affiliated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY I 11	1Q I 2013 SUPPLEMENTAL INFORMATION

Lease Maturity and Tenant Size (1)
(dollars in thousands)

LEASE MATURITY SCHEDULE
		NUMBER OF LEASES
	Annualized Minimum Rents (2)	Multi-Tenant Properties	Single-Tenant Net Lease Properties	Percentage of Revenues	Total Sq. Ft.
2013	$37,251	361	4	14.5%	1,370,255
2014	46,706	415	10	18.2%	1,876,420
2015	29,446	294	—	11.4%	1,169,268
2016	26,570	222	5	10.3%	981,294
2017	30,534	206	5	11.9%	1,305,628
2018	15,010	118	—	5.8%	673,820
2019	9,586	54	1	3.7%	365,900
2020	12,255	44	1	4.8%	461,797
2021	9,381	45	3	3.6%	419,004
2022	13,785	51	3	5.4%	571,687
Thereafter	26,770	52	8	10.4%	1,058,479

AVERAGE TENANT SIZE
	NUMBER OF LEASES
Square Footage	Multi-Tenant Properties (3)	Single-Tenant Net Lease Properties
0 - 2,500	977	—
2,501 - 5,000	486	—
5,001 - 7,500	150	1
7,501 - 10,000	80	2
10,001 +	169	37
Total Leases	1,862	40

(1)	Excludes mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale unless otherwise noted.

(2)
Represents the annualized minimum rents on leases in-place, excluding the impact of potential lease renewals, future step-ups in rent, or sponsor support payments under financial support agreements and straight-line rent.

(3)	The average lease size in the multi-tenant properties is 4,275 square feet.

HEALTHCARE REALTY I 12	1Q I 2013 SUPPLEMENTAL INFORMATION

Occupancy Information (1)
(dollars in thousands)

OCCUPANCY BY FACILITY TYPE
			2013	2012
Facility Type	Investment at 3/31/2013	Square Feet at 3/31/2013	Q1	Q4	Q3	Q2	Q1
Medical office/outpatient	$1,987,246	10,691,577	85.8%	86.5%	86.1%	85.5%	86.2%
Inpatient	338,719	1,024,160	100.0%	100.0%	100.0%	100.0%	100.0%
Other	46,390	498,293	83.7%	83.4%	76.2%	76.2%	76.2%
Portfolio Occupancy (2)	$2,372,355	12,214,030	86.9%	87.7%	87.1%	86.6%	87.2%
Stabilization in Progress Occupancy (3)	$409,450	1,282,716	45.2%	41.2%	37.3%	32.5%	27.9%

OCCUPANCY (2)
			2013	2012
	Investment at 3/31/2013	Square Feet at 3/31/2013	Q1	Q4	Q3	Q2	Q1
Multi-Tenant
Same store (4)	$1,613,243	8,838,479	87.4%	87.9%	87.7%	87.1%	88.7%
Acquisitions	53,432	238,591	96.8%	96.5%	95.7%	95.7%	95.1%
Reposition	140,024	844,388	44.0%	47.5%	47.9%	41.5%	43.0%
Total	$1,806,699	9,921,458	83.9%	84.6%	84.5%	83.7%	84.4%

Single-Tenant Net lease
Same store (4)	$488,568	2,020,960	100.0%	100.0%	100.0%	100.0%	100.0%
Acquisitions	66,290	207,698	100.0%	100.0%	100.0%	100.0%	100.0%
Reposition	10,798	63,914	100.0%	100.0%	—	—	—
Total	$565,656	2,292,572	100.0%	100.0%	100.0%	100.0%	100.0%

Total
Same store (4)	$2,101,811	10,859,439	89.7%	90.3%	90.1%	89.6%	91.0%
Acquisitions	119,722	446,289	98.3%	98.0%	96.0%	95.5%	92.2%
Reposition	150,822	908,302	47.9%	51.1%	47.9%	41.6%	43.0%
Total	$2,372,355	12,214,030	86.9%	87.7%	87.1%	86.6%	87.2%

# of Properties
Same store (4)			161	162	154	159	162
Acquisitions			8	9	10	10	9
Reposition			18	19	19	17	19
Total			187	190	183	186	190

(1)	Excludes mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale.

(2)
The portfolio occupancy assumes that properties under a Property Operating Agreement or Single-Tenant Net Leases have 100% occupancy. The average underlying tenant occupancy of the five properties under Property Operating Agreements, as directed by the respective sponsor, was approximately 76%. The portfolio occupancy excludes the twelve development properties currently in stabilization.

(3)
The properties in stabilization are currently 65% leased. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy because of buildout to the suite.

(4)
In order to provide meaningful comparisons, same store occupancy excludes properties that were recently acquired or disposed of, properties held for sale, and properties in stabilization or conversion.

HEALTHCARE REALTY I 13	1Q I 2013 SUPPLEMENTAL INFORMATION

Leasing Statistics (1)(2)(3)

	2013	2012
	Q1	Q4	Q3	Q2	Q1
Contractual increases for in-place leases ("annual bumps")
Multi-tenant properties	3.0%	3.1%	3.2%	3.1%	3.3%
Single-tenant net lease properties	1.8%	2.1%	2.3%	2.5%	3.0%
Newly executed leases ("cash leasing spreads")	1.8%	1.0%	0.4%	1.8%	1.8%
Tenant retention rate, multi-tenant properties	84.2%	76.4%	85.1%	79.7%	85.4%

As of 3/31/2013
Multi-Tenant Contractual Rental Rate Increases by Type (4)
Annual increase	79.6%
Non-annual increase	9.5%
No increase within Remaining Term	10.9%

Tenant Type
Multi-Tenant properties
Hospital	39.8%
Physician and other	60.2%
Single-Tenant net lease properties
Hospital	89.5%
Other	10.5%

Lease Structure
Gross	26.5%
Modified gross	38.7%
Net	34.8%

Ownership Type
Ground lease	54.8%
Fee simple	45.2%

(1)	Excludes mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale.

(2)	All percentages presented are calculated based on total square feet.

(3)	Represents historical rental rate increases and may not be indicative of future increases.

(4)
"Non-annual increase" refers to leases that have a term greater than one year, but do not have rent increases each year. "No Increase within Remaining Term" refers to leases with less than one year remaining or have a term greater than one year, but no increases during the current lease term.

HEALTHCARE REALTY I 14	1Q I 2013 SUPPLEMENTAL INFORMATION

Same Store Properties
(dollars in thousands)

SAME STORE PROPERTIES (1)(2)
				SEQUENTIAL		YEAR-OVER-YEAR
	1Q 2013	4Q 2012	1Q 2012	$	Percentage Change	$	Percentage Change
Multi-tenant
Revenues	$55,653	$55,751	$55,204	($98)	(0.2)%	$449	0.8%
Expenses	23,545	23,449	23,746	96	0.4%	(201)	(0.8)%
NOI	$32,108	$32,302	$31,458	($194)	(0.6)%	$650	2.1%
Occupancy	87.4%	87.9%	88.3%
Number of properties	125	125	125

Single-tenant net lease
Revenues	$12,786	$12,723	$11,829	$63	0.5%	$957	8.1%
Expenses	383	400	(151)	(17)	(4.3)%	534	(353.6)%
NOI	$12,403	$12,323	$11,980	$80	0.6%	$423	3.5%
Occupancy	100.0%	100.0%	100.0%
Number of properties	36	36	36

Total Revenues	68,439	68,474	67,033	($35)	(0.1)%	1,406	2.1%
Total Expenses	23,928	23,849	23,595	79	0.3%	333	1.4%
Total NOI	$44,511	$44,625	$43,438	($114)	(0.3)%	$1,073	2.5%
Occupancy	89.7%	90.1%	90.5%
Number of properties	161	161	161

RECONCILIATION OF NOI
	1Q 2013	4Q 2012	1Q 2012
Rental income	$78,191	$76,411	$72,099
Rental lease guaranty income (a)	1,275	1,226	1,243
Exclude straight-line rent revenue	(1,848)	(1,262)	(1,698)
Revenue	77,618	76,375	71,644
Revenue not included in same store	(9,179)	(7,901)	(4,611)
Same store revenue	$68,439	$68,474	$67,033

Property operating expense	$29,826	$30,081	$28,285
Property operating expense not included in same store	(5,898)	(6,232)	(4,690)
Same store property operating expense	$23,928	$23,849	$23,595

Same store NOI	$44,511	$44,625	$43,438
(a) Other operating income reconciliation:
Rental lease guaranty income	$1,275	$1,226	$1,243
Interest income	91	124	138
Other	90	92	393
Total consolidated other operating income	$1,456	$1,442	$1,774

(1)	Excludes mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale.

(2)
In order to provide meaningful comparisons, same store NOI is adjusted for certain non-routine items and excludes properties that were recently acquired or disposed of, properties held for sale, and properties in stabilization or conversion.

HEALTHCARE REALTY I 15	1Q I 2013 SUPPLEMENTAL INFORMATION

Components of Net Asset Value
(dollars in thousands)

Asset Type	Same Store 1Q 2013 NOI (1)	Adjustments (2)	Adjusted 1Q 2013 NOI	Annualized Adjusted 1Q 2013 NOI	% of Adjusted NOI
MOB / Outpatient	$35,732	$2,149	$37,881	$151,524	81.2%
Inpatient rehab	4,486	—	4,486	17,944	9.6%
Inpatient surgical	2,936	—	2,936	11,744	6.3%
Other	1,357	—	1,357	5,428	2.9%
Subtotal	$44,511	$2,149	$46,660	$186,640	100.0%
TOTAL SHARES OUTSTANDING (3)    90,402,345

+	ADD: DEVELOPMENT PROPERTIES AND MORTGAGES(4)
	Land held for development	$17,054
	Stabilization in progress	409,450
	Mortgage notes receivable	190,134

	Subtotal	$616,638

+	ADD: OTHER ASSETS
	Assets held for sale (5)	$32,943
	Properties not in Same Store NOI (6)	98,385
	Cash and other assets (7)	160,951

	Subtotal	$292,279

-	SUBTRACT: DEBT
	Unsecured credit facility (8)	$ -
	Senior notes (8)	1,214,737
	Mortgage notes payable (8)	209,132
	Other liabilities (9)	71,867

	Subtotal	$1,495,736

(1)	See Same Store Properties schedule on page 15 for details on same store NOI.

(2)	Same store NOI is adjusted to reflect a full quarter of NOI from properties acquired during the prior five quarters.

(3)	Total shares outstanding as of April 26, 2013.

(4)	Land held for development, stabilization in progress, and mortgage notes receivable reflect gross book value.

(5)	Assets held for sale are excluded from same store NOI and reflect net book value or the fixed purchase price, where applicable.

(6)	Reflects net carrying amount of certain properties not included in same store NOI, which comprises 908,302 square feet and generated NOI of approximately $0.6 million for 1Q 2013.

(7)
Includes cash of $94.2 million and other assets of $66.8 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI. Other assets include prepaid assets of $52.3 million, above-market intangible assets (net) of $13.1 million, equity investment in an unconsolidated joint venture of $1.3 million, and notes receivable (net) of $0.1 million.

(8)	Outstanding principal balances.

(9)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $45.7 million, pension plan liability of $15.4 million, security deposits of $4.7 million, market-rate lease intangibles of $4.5 million, and deferred operating expense reimbursements of $1.5 million. Also, excludes deferred revenue of $31.6 million.

HEALTHCARE REALTY I 16	1Q I 2013 SUPPLEMENTAL INFORMATION

Components of Expected 2013 FFO
(dollars in thousands, except per square foot data)

QUARTERLY RANGE OF EXPECTATIONS (1)
	Low	High
Occupancy
Multi-Tenant Same Store	87.0%	89.0%
Multi-Tenant Reposition	40.0%	50.0%
Single-Tenant Net Lease	95.0%	100.0%

Same Store Revenue per Occupied Square Foot
Multi-Tenant	$28.00	$30.25
Single-Tenant Net Lease	$24.00	$26.25

Same Store Multi-Tenant NOI Margin	55.0%	58.0%

Multi-Tenant Contractual Rent Increases by Type (% of SF)
Annual Increase	75.0%	80.0%
Non-annual Increase	7.5%	12.0%
No Increase within Remaining Term	12.0%	15.0%

Contractual Annual Rent Increases
Multi-Tenant	3.0%	3.5%
Single-Tenant Net Lease	2.0%	3.0%

Multi-Tenant Cash Releasing Spreads	0.5%	3.0%

Multi-Tenant Lease Retention Rate	75.0%	85.0%

Same Store Multi-Tenant NOI Growth	2.0%	4.0%

ANNUAL RANGE OF EXPECTATIONS
	Low	High
Stabilization in Process ("SIP")
Year-End 2013 Lease Percentage	75.0%	85.0%
Year-End 2013 Occupancy Percentage	65.0%	70.0%

Normalized G&A	$21,000	$23,000

Funding Activity
SIP Funding (tenant improvements)	$15,000	$25,000
Construction Mortgage Funding	$84,000	$85,000
Acquisitions	$100,000	$200,000
Dispositions	$50,000	$70,000

Cap/Interest Rate
Construction Mortgage Funding	6.75%	8.00%
Acquisitions	6.00%	8.00%
Dispositions	7.00%	8.50%

Leverage (Debt/Cap)	40.0%	45.0%

(1) Indicates range in which quarterly results are expected to fall.

HEALTHCARE REALTY I 17	1Q I 2013 SUPPLEMENTAL INFORMATION